UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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Filed by a party other than the registrant: ☐

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OVM International Holding Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Jack Gregory M.D.

Jack Gregory M.D. 4705 West Addisyn Court Visalia, CA 93291	Phone: 559-732-8177 Fax: 559-732-8175 e-mail: jackgregory@sbcglobal.net

March 10, 2008

Dear Shareholders:

     I was asked by a Custodian appointed by the Courts in Nevada, USA, to investigate the possibility of restoring to good standing, the corporation, OVM International Holding Corporation (OVMI).  The Corporation  lost its Nevada State Charter for numerous reasons and its Charter was revoked.  The Agent of Service for OVMI resigned and none existed.  The Transfer Agent resigned and shares could not be transferred.  The Depository Trust Corporation held the shares as “Non Transferable”.  The Corporation lost its quotation on the over-the-counter bulletin board administered by NASDAQ because of failure to timely file SEC quarterly reports.  Officers and Directors could not be located and it appeared to me that OVMI could be restored to good standing and I undertook the responsibility.  I corrected each of the above deficiencies with a considerable expense to myself.  OVMI has no current business in the U.S.A.  I am calling a meeting of the shareholders, pursuant to Article II section 2 of the Corporation’s By-Laws and am asking you to empower me with your proxy votes to proceed with electing a new board of directors, amending the articles of incorporation to change the Corporation’s name to “Premier Holding Corporation,” to increase the authorized share capital to 100 million common shares and reverse split the current common share capital 1-200, so we can attract an acquisition of an operating company by reverse merger.  At the present time, the Corporation (OVMI) has no assets and no business in the U.S.A. and I have paid for the necessary work to this point.  Currently OVMI is quoted on the Pink Sheets under the symbol, OVMI, and is traded Over the Counter.  If these measures are approved, I intend to bring the Company’s reports current with the Securities and Exchange Commission and to seek a viable reverse merger candidate for the Corporation, in an attempt to give the common stock a value.  I am calling for your proxy votes to accomplish these changes.  I am a retired physician but I have been involved with public companies and have considerable experience in this field.  I look forward to your answer or comments, and I hope we can have a successful association.  According to the transfer records, it appears you are a shareholder and thus entitled to a vote.  A Proxy Card is enclosed and needs to be completed and returned to me by mail or FAX.

Respectfully,

Jack Gregory, M.D.

The current Transfer Agent for OVMI is:	COLUMBIA STOCK TRANSFER CO. 601 East Seltice Way Suite 202 Post Falls, ID 83854, USA www.columbiastock.com Phone: 208-664-3544 Fax: 208-777-8998

THE ACCOMPANYING PROXY STATEMENT IS BEING MAILED TO SHAREHOLDERS ON OR ABOUT MARCH 10, 2008

OVM International Holding Corporation
c/o Jack Gregory, M.D.
4705 West Addisyn Court
Visalia, CA  93291

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD
APRIL 25, 2008
1:00 p.m. PACIFIC STANDARD TIME

PLEASE TAKE NOTICE that a Special Meeting of Stockholders (the “Special Meeting”) of OVM International Holding Corporation, a Nevada corporation (the “Company”), will be held at 590 West Putnam Avenue, Poterville,  California at 1:00 p.m. on April 25, 2008, or at any and all adjournments thereof, for the following purposes, as more fully described in the attached Proxy Statement.  At the Special Meeting, you will be asked to vote on the following matters:

1.	To elect two directors to our Board of Directors to hold office until the next annual meeting of shareholders;
2.
To ratify the appointment of Jack Gregory as the acting board of directors and officers and to ratify the acts of the acting directors and officers in the past fiscal year; including the issuance of shares to pay for company expenses;

3.	To amend the Company’s articles of incorporation to change the name of the Company to Premier Holding Corporation;
4.	To amend the Company’s articles of incorporation to reverse split the common share capital of the Company 1-200;
5.	To amend the Company’s articles of incorporation to authorize an increase of authorized common share capital to 100,000,000 shares; and
6.	To consider and act upon such other matters as may properly come before the Special Meeting and any adjournment thereof.

Only stockholders of record, as shown on the transfer books of the Company, at the close of business on February 29, 2008 will be entitled to notice of and to vote at the Special Meeting or at any adjournment thereof.  A list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Special Meeting.

Whether or not you expect to be present, please sign, date and return the enclosed proxy sheet in the enclosed pre-addressed envelope as soon as possible.

By:	/s/ Jack Gregory, M.D.
Jack Gregory, M.D.
Acting President
March 10, 2008

TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING IN PERSON HAVE THE RIGHT TO REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON, IF THEY SO DESIRE.

OVM INTERNATIONAL HOLDING CORPORATION

PROXY STATEMENT

FOR THE 2008 SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 25, 2008

I. INTRODUCTION

The Board of Directors of OVM International Holding Corporation, a Nevada corporation (the "Company"), is soliciting the accompanying Proxy in connection with its 2008 Special Meeting of Shareholders of the Company to be held at 1:00 p.m. Pacific Standard Time on April 25, 2008, at 590 West Putnam Avenue, Porterville, CA 93257, and any adjournments thereof.

This Proxy Statement, the Notice of Special Meeting and Proxy Card, are being mailed to shareholders on or about March 10, 2008.

 II. OUTSTANDING SHARES AND VOTING RIGHTS

The Acting Board of Directors of the Company has fixed the close of business on February 29, 2008, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the Special Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Special Meeting. At the close of business on the record date, there were 40,000,000 shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the Special Meeting, is required for the election of directors and the approval of the Company's proposal.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of each of the four proposals and in the discretion of the proxy holders for any other matter that may properly come before the Special Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by filing with the Acting Chief Executive Officer of the Company, Dr. Jack Gregory, at the address set forth above, a written revocation of such proxy, or by executing and delivering a duly-executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Special Meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Special Meeting. The meeting will be chaired and conducted by Jack Gregory, Acting Chief Executive Officer.

III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of , by: (I) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

	Number of Shares
Name of	Beneficially
Beneficial Owner (1)	Owned	Percent of Class
Jack Gregory, M.D. (2)	27,930,000	69.8%
Ching Lung Po	4,000,000	10%
Officers and Directors as a Group	27,930,000	69.8%

IV.  DIRECTORS AND EXECUTIVE OFFICERS

The members of the Board of Directors of OVMI serve until the next Special Meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

The current executive officers, key employees and directors of OVMI are:

Name	Age	Position

Jack Gregory, M.D.	76	President & Chief Executive Officer, Director

Jasmine Gregory	68	Secretary, Director

V. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The table below sets forth the aggregate annual and long-term compensation paid by us during our last three fiscal years ended December 31, 2007 to our Chief Executive Officer (the “Named Executive Officer”).  None of the other executive officers of OVMI had an annual salary and bonus for fiscal year 2007 that exceeded $100,000.

Name and principal position	Year	Annual Compensation
		Salary ($)	Bonus ($)	Other annual compensation (1)
Jack Gregory, M.D. Dir., Pres. & CEO	2007	$0	$0	0

  Option Grants in Fiscal Year 2007

There were no option grants to our Named Executive Officer in 2007.  No option grants have been made to any of our executive officers.  We have not granted any stock appreciation rights.

VI.  INDEPENDENT PUBLIC ACCOUNTANTS

When the Company went into default with its SEC reporting, the Company’s former management failed to maintain independent accountants to assist the company in reviewing its quarterly financial statements and auditing its annual financial statements.  Our last independent accountant who filed reports for the fiscal year ended December 31, 2001 was the independent accounting firm of Horwath, Gelfond, Hochstadt Pangburn, P.C.  Our former independent accountant’s report on the financial statements for the Registrant for the last two years of financial statements reported has not contained an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except for the fact that the accountant included an opinion that, due to the Registrant’s lack of revenue producing assets and history of losses, there is doubt about the Registrant’s ability to continue as a going concern.

During the two most recent fiscal years and the interim period preceding the resignation, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with the reports.

The Company does not have an Audit Committee.  The Audit Committee’s functions are performed by the Board of Directors.  The Company intends to appoint a new independent accountant to audit and review its financial statements for the fiscal years 2002 through 2007, and in doing so the board of directors will:

1	Verify that the accountant was in good standing within the jurisdiction of its practice.

2	Verify that the accountant was a member in good standing of the Public Accountancy Oversight Board (PAOB).

3
Verify that the accountant is capable of exercising objective and impartial judgment on all issues encompassed within its potential engagement, and that no member of the firm had any interest or relationship with any officer, director or principal shareholder.

Representatives from the former accountant are not expected to be present at the Special Meeting.

Audit Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements is approximately the sum of $0, which all related to the review and audit of Company financial statements.

Tax Fees

No fees were paid to the former accountant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

Other Fees

 No other fees were paid to the former accountant for any other services.

VII. PROPOSAL NUMBER ONE – THE ELECTION OF DIRECTORS

Directors elected at this Special Meeting will serve until the next Special Meeting.  The nominees for directors and their qualifications are set forth below.

Jack Gregory, M.D. - Dr. Gregory is the current Acting President and Director.  He was the former President and Director of Jasmine’s Garden, Inc., a publicly held corporation trading on the over-the-counter bulletin board, from 2001 through December 2003. He is the former President and Director of Champion Financial Corporation, from 1991 through 1993. Dr. Gregory has been a sole medical practitioner since 1963. He served in the United States Army as Captain of the Army National Guard Medical Corps. from 1960 through 1966. Dr. Gregory graduated from the University of California at Los Angeles with a B.S. in 1953, received an M.S. in Microbiology from the University of Hawaii, 1955, a PhD. in Microbiology from the University of Pennsylvania in 1957, and an M.D. from the University of Southern California, Los Angeles, 1961.

Jasmine Gregory. Ms. Gregory was the  Secretary, Chief Financial Officer and Director of Jasmine's Garden from 2001 through December 2003.  From 1960 through 1978, while raising her children, she was active in studying art, coordinating fashion shows, and designing evening wear. From 1979 through 1982, Ms. Gregory designed and manufactured a contemporary women's dress line. From 1983 through 1997, Ms. Gregory competed in states and international photography competitions. Since 1998, she has been using computer graphics to generate true to life images of fruits and plants in her new greeting card collection. She holds an A.A. in fashion design from Los Angeles Trade Tech. College, and studied computer graphics at Porterville College.

Jack Gregory, M.D. and Jasmine Gregory are husband and wife.

VIII. PROPOSAL NUMBER TWO : RATIFICATION OF THE APPOINTMENT OF JACK GREGORY AS ACTING DIRECTOR AND PRESIDENT AND ACTIONS TAKEN BY THE BOARD OF DIRECTORS DURING FISCAL YEAR 2007, INCLUDING ISSUANCE OF STOCK TO PAY COMPANY EXPENSES.

Proposal Number Two is the ratification of the appointment of Jack Gregory to the board of directors by the Custodian and the ratification of all of the actions taken by the Board of Directors during Fiscal Year 2007, including the issuance of stock to cover the expenses of paying default and corporate reinstatement fees to the state of Nevada to restore the Company’s charter, accountant’s and attorney’s fees, and transfer agent fees.

IX.PROPOSAL NUMBER THREE : TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO PREMIER HOLDING CORPORATION.

Proposal Number Three is the change of name to Premier Holding Corporation to better reflect the current state of affairs of the Company.

X.PROPOSAL NUMBER FOUR : TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO REVERSE SPLIT THE COMMON SHARE CAPITAL 1-200;

Proposal Number Four is the reverse split of the common share capital of the corporation in order to attract an operating company as a reverse merger candidate.  This means that every 200 shares owned on the date the reverse split is effected would be converted to one share, and the last trade recorded in the Pink Sheets market would be adjusted to 200 times more than the last recorded trade before the reverse split.

XI.PROPOSAL NUMBER FIVE : TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZE COMMON SHARE CAPITAL TO 100 MILLION SHARES.

Proposal Number Six is the increase of common share capital from 40,000,000 shares to 100,000,000 shares in order to attract an operating company as a reverse merger candidate.

XII. OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the Special Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

XIII. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the next Annual Meeting of Shareholders must be received by the Company by December 31, 2008. The proposal will be presented at the Annual Meeting, and included in the Company's Proxy Statement, and related proxy solicitation materials, for the Company's next Special Meeting of Shareholders.

XII. ANNUAL REPORT TO SHAREHOLDERS: FORM 10

The Company has not filed Annual Reports on Form 10 or Form 10-SB since 2002.  All filed reports, financial statements and exhibits are available at the Securities and Exchange Commission's Internet website at www.sec.gov.

BY ORDER OF THE ACTING BOARD OF DIRECTORS,

/s/   Dr. Jack Gregory

Dr. Jack Gregory, Acting President
Visalia, California
March 10, 2008

PROXY

The undersigned shareholder of OVM International Holding Corporation (The "Company") hereby appoints Dr. Jack Gregory, as proxy holder of the undersigned to attend the Special Meeting of the Company to be held on April 25, 2008, and any adjournment thereof with authority to act and vote at the meeting for and on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned with respect of the matters indicated below as follows.  You may withhold your authority to vote for any Director nominee by marking the box “withhold.”

FOR THE ELECTION OF DIRECTORS

Dr. Jack Gregory

_______ FOR	_______ AGAINST	_______ WITHHOLD

Jasmine Gregory

_______ FOR	_______ AGAINST	_______ WITHHOLD

PROPOSAL NUMBER TWO: That all actions taken by the Acting Officer and Director during the fiscal year 2007 be ratified and approved.

_______ FOR	_______ AGAINST	_______ ABSTAIN

PROPOSAL NUMBER THREE: To amend the Company’s articles of incorporation to change the name of the Company to PREMIER HOLDING CORPORATION.

_______ FOR	_______ AGAINST	_______ ABSTAIN

PROPOSAL NUMBER FOUR: To amend the Company’s articles of incorporation to reverse split the common share capital 1-200.

_______ FOR	_______ AGAINST	_______ ABSTAIN

PROPOSAL NUMBER FIVE: To amend the Company’s articles of incorporation to increase the authorized common share capital to 100,000,000 shares.

_______ FOR	_______ AGAINST	_______ ABSTAIN

 PLEASE SIGN AND DATE BELOW

INSTRUCTION: Please sign your name exactly as it appears on your stock certificate. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If a corporation, please sign in full corporate name by the duly authorized officer. If a partnership, please sign in partnership name by an authorized person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.  PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE TODAY. THIS REPLACES AND REVOKES ANY OTHER PROXIES YOU MAY HAVE BEEN PRESENTED.

Executed this ___ day of _____, 2008.

Signature of Shareholder

Name of Shareholder
Signature of Shareholder

Address (if different from above)
Signature of Shareholder

Share Certificate No.
Number of Shares voted: ________________